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Xerox Corporation

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The presentation attached as Exhibit 1, the information attached as Exhibit 2, the employee communications attached as Exhibits 3 and 4, and the transcripts attached as Exhibits 5 and 6 hereto may be provided to stockholders of Xerox Corporation.

Xerox to Combine with Fuji Xerox Introducing a global leader in innovative print technologies and intelligent work solutions January 31, 2018 Exhibit 1

Additional Information and Where to Find It This release may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm”) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.” Participants in the Solicitation The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A. Forward-Looking Statements This release, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; Safe Harbor

Safe Harbor (cont’d) Forward-Looking Statements (cont’d) funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii) risks related to diverting management's attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.

What We Are Announcing Today Strong Q4 Xerox results with significant improvement across all key metrics, providing positive momentum entering 2018 Xerox and Fuji Xerox to combine, creating a global leader in innovative print technologies and intelligent work solutions

Xerox Q4 and FY17 Results

Adjusted1 EPS and net income expand year-over-year Equipment turns to growth with increasing demand for new products; strategic growth areas up 5% in CC1 Achieved operating margin gains while supporting future revenue initiatives Continued strong adjusted1 operating cash flow, at higher end of guidance range Strong Fourth-Quarter Results Improvement across all key metrics; positions us well entering 2018 Revenue of $2.7B, up 0.5% or down 2.0% CC1 Equipment up 4.3% or 1.5% CC1 Post sale down 0.7% or 3.1% CC1 Revenue (CC1) (5.0)% (2.0)% Adj.1 operating margin: 14.4%, up 20 bps YOY Adjusted1 Operating Margin 14.2% 14.4% GAAP Loss : ($0.78), down $1.48 due to $400M tax charge2 Adj.1 EPS: $1.04, up 4 cents Adjusted1 EPS $ $1.00 $1.04 Note: All numerical comparisons shown above are on a year-over-year basis. Constant Currency (CC), Adjusted Operating Margin, Adjusted EPS and Net Income, Adjusted Operating Cash Flow: see Non-GAAP Financial Measures. Q4 2017 GAAP Loss per share from continuing operations includes estimated non-cash charge of $400M associated with the enactment of the U.S. Tax Act in December 2017.

Delivering on Our 2017 Commitments

New Xerox

- Presented comprehensive strategy at December 2016 Investor Day
- New Xerox launched January 1, 2017 with positive market reception

2017 Progress Provides Strong Foundation

Drove Revenue Toward Growth Markets

- Successful launch of 29 new workplace devices
- 65 new dealer partners signed
- Strategic growth areas providing 40% of revenue and up 1% CC[1] FY (up 5% CC[1] in Q4)

Overachieved on Cost Transformation

- Year 2 Strategic Transformation savings of $680M exceeded full-year target
- Enabled investment in the business and offset FY transaction currency headwinds of ~$75M

Optimized Capital Structure

- Reduced debt by $800M
- Contributed $836M to pension, significantly reducing underfunded gap
- Eliminated A/R sales programs, driving future savings and simplifying operations

Well Positioned Entering 2018

- Building on 2017 progress, we will continue to execute on our strategy with focus on delivering on our 2018 commitments

Achieved FY 2017 Guidance

- Revenue: **down 4.7%** in-line with down mid-single digits at CC[1]
- Adj[1] Operating Margin: **12.8%, up 30 bps** within 12.5-13.5% range
- Adj[1] EPS: **$3.48** above $3.28-$3.44 range
- Adj[1] Operating Cash Flow: **$972M** at high end of $800M-$1B range

Note: All numerical comparisons shown above are on a year-over-year basis.
1. Constant Currency (CC), Adjusted Operating Margin, Adjusted EPS, and Adjusted Operating Cash Flow from Continuing Operations: see Non-GAAP Financial Measures.

xerox

7

Overachieving on Strategic Transformation MPS = Managed Print Services. Sources of Productivity and Cost Savings Cumulative Gross Productivity & Cost Savings 13% 20% 20% 17% 30% $1,700M+ $1,500M $1,100M $500M Original Target Supply Chain & Procurement Delivery Cost of Production Sales & Contracting G&A Integrated supply chain Procurement MPS(1) delivery Technical service Remote connectivity Manufacturing RD&E and design efficiency Sales productivity Pricing tools Real estate IT Finance Management structure Facilities Delivery Cost of Production Sales & Contracting G&A Supply Chain & Procurement ~$550M ~$1,225M 2016 2017 Cumulative through 2018 (Actuals)

Xerox to Combine with Fuji Xerox

Xerox and Fuji Xerox – Better Together

Combining to lead the evolution of the industry and unleash competitive strengths xerox®

$10.3 Billion 2017 Revenue[1]

FUJI xerox

$9.6 Billion 2017 Revenue[1]



Xerox Regions
Fuji Xerox Regions

#1 worldwide equipment revenue leader for 8 consecutive years

- **Iconic,** global technology brand
- **Innovation DNA**: Invented xerography and pioneered MPS
- Among the **best operating margins** in the industry
- **>75%** recurring revenue[2]

#1 share in Asia
#1 share in Japan for 8 consecutive years

- Strong market presence in **faster-growing geographies**
- **World-class R&D, manufacturing** and **sales** platform
- **Leading** in Office Products / Office Printer market
- **~40% of revenue from growing market segments** of Graphic Communications and Solutions & Services

Notes: Assumes exchange rate of JPY114: US$1.
1. Reflects 2017 actual revenue for Xerox and calendar year 2017 estimated revenue for Fuji Xerox (includes inter-company revenues of ~$0.1B for Xerox and ~$1.6B for Fuji Xerox).
2. Recurring revenue is equal to Post sale revenue.

FUJI xerox
xerox®
10

Strategic Value Unlocked Fujifilm and Xerox have 56 years of history as one of the most successful Japan/U.S. cross-border collaborations Enables access to high growth territories Streamlined product portfolio strategy, including launch timing and R&D coordination More efficient R&D and corporate functions Shared access to critical IP and technology Enhanced customer value proposition on a broader global scale Fully integrated supply chain Common long-term vision and strategic growth development Opportunities for Optimization Fuji Xerox JV Today Xerox unable to access growth markets Separate product portfolios and go-to-market strategies, limiting effectiveness in global deals Product launch delays due to handoff processes R&D investment overlap Suboptimal supply chain and sourcing relationship Distinct visions for long-term growth and strategic investments in future IP

Financial Value Unlocked Funded through new Combined Company debt of $2.5B. Based on midpoint of 7 – 8x EBITDA range and 8.5% discount rate. $1.25B Annual cost synergies in 2022 7-8x EBITDA Illustrative industry valuation multiple Post Close Consideration Illustrative Value of Transaction Cost Synergies ~$12 / share² Implied present value based on 49.9% allocation to Xerox shareholders All of Fuji Xerox JV All of $1.25B Transaction Cost Synergies $450M Fuji Xerox JV Cost Savings $2.5B Cash Dividend¹ 49.9% Of Combined Company including: shareholders receive:

Compelling Strategic Rationale 1 Creates a global leader in innovative print technologies and intelligent work solutions with $18 billion in revenue 2 Delivers $1.7 billion in total annual cost savings, with $1.2 billion to be achieved by 2020 3 Accelerates path to revenue growth through enhanced global reach, scale and customer value proposition 4 Unleashes world-class innovation capabilities to capture significant long-term growth opportunities 5 Enhances financial profile and flexibility to support strategic growth investments and attractive capital returns

Substantial Value for Xerox Shareholders Transaction Consideration $2.5B Cash Dividend (~$9.80/share1) 49.9% of Combined Company Cost Savings Optimized Operating Structure $1.7B+ Total Annual Cost Savings by 2022 $1.2B Annual Cost Savings by 2020 Growth Opportunities Leadership in Key Growth Markets Above-Market Revenue Growth World-Class Innovation Improved Competitive Strength Based on current shares outstanding assuming no conversion of preferred shares. Attractive Capital Returns Capital Deployment Investment Grade Credit Rating Strategic Growth Investments Greater Financial Flexibility

Fujifilm – Ideal Long-Term Partner

Japan-based leader in document, imaging and information solutions with strong culture of innovation and transformation

Revenue Breakdown – FY ended March 2017



Imaging Solutions ~15%
Photo Imaging
Other Photo Related
Graphic Systems
Information Solutions ~39%
Healthcare
Flat Panel Display Materials
Recording Media and Others
Document Solutions 46%
~$20B[1]
10%
5%
11%
17%
9%
2%
46%

Growth Strategies

Selectively concentrating resources to growth segments through M&A, capital and R&D investments

Document Solutions

Document-related business activities including the provision of digital multifunction devices for offices and related services

Information Solutions

Range of activities focusing mainly on B2B businesses, including healthcare and highly functional materials

Imaging Solutions

Provides photo-related products and services ranging from photo-taking to printing

1. Figures in USD billions. Exchange rate of JPY114: US$1.

FUJI XEROX xerox 15

Combined Company Facts and Figures 180+ Countries Broad Global Scale Strong Financial Profile World-Class Innovation $18B+ In Annual Revenue 2020 Return To Revenue Growth 2022 High-teens Operating Margin $1.7B+ Total Annual Cost Savings ~$1B Combined R&D 6,600+ Engineers 6 Innovation Labs $1.5B FCF1 By 2020 11,470 Patents #1 Equipment Revenue Share ~$120B Total Addressable Opportunity Note: Assumes exchange rate of JPY114: US$1. Free cash flow defined as cash flow from operations minus CAPEX, including internal use software.

Transaction Summary

Transaction Consideration	• Xerox shareholders to receive $2.5 billion special cash dividend (~$9.80/share[1]) at closing, for which committed funding has been obtained • Xerox shareholders to own 49.9% of Combined Company; Fujifilm to own 50.1% • Combined Company will be listed on the NYSE post-transaction under the ticker “XRX”
Value Creation	• Immediate, significant cash payment, representing more than 30% of Xerox’s unaffected share price of $30.35 as of January 10, 2018 market close • At least $1.7 billion total annual cost savings opportunity – $1.2 billion to be achieved by 2020 • Significant revenue synergy opportunities from innovation and footprint in faster-growing markets
Capital Structure and Returns	• Expect to maintain investment grade credit ratings at closing • Maintain $1.00/share annual dividend • Maintain Xerox’s current capital return policy of at least 50% of combined free cash flow[2] to shareholders • Opportunity for greater capital deployment including share repurchases and increased dividends over time
Governance	• Jeff Jacobson, current CEO of Xerox, to be named CEO of Combined Company • Shigetaka Komori, current Chairman and CEO of Fujifilm, will serve as Chairman of the Board • Board will include seven Directors appointed by Fujifilm and five Independent Directors from current Xerox Board • Dual headquarters in Norwalk, CT and in Minato, Tokyo
Approvals and Timing	• Transaction expected to close in the second half of 2018, subject to customary conditions, regulatory and shareholder approval

FUJI XEROX

Note: Assumes exchange rate of JPY114: US$1.

1. Based on current shares outstanding assuming no conversion of preferred shares as of January 31, 2018. Final determination of the portion of dividend versus return of capital, for purposes for individual tax treatment, will be made at closing.
2. Free cash flow defined as cash flow from operations minus CAPEX, including internal use software.

xerox®

17

The New Fuji Xerox

Compelling Strategic Rationale 1 Creates a global leader in innovative print technologies and intelligent work solutions with $18 billion in revenue 2 Delivers $1.7 billion in total annual cost savings, with $1.2 billion to be achieved by 2020 3 Accelerates path to revenue growth through enhanced global reach, scale and customer value proposition 4 Unleashes world-class innovation capabilities to capture significant long-term growth opportunities 5 Enhances financial profile and flexibility to support strategic growth investments and attractive capital returns

1 A Global Leader in Innovative Print Technologies and Intelligent Work Solutions

Realization of Clear Industry Leadership



Printing Revenue ($B)[1]
$18.8
$18.2[2]
$15.9
$15.7
$10.1[2]
$8.1[2]
$6.8
$6.0
$3.4
HP
NEW FUJI XEROX
Canon
Ricoh
xerox
FUJI xerox
Konica Minolta
Epson
Brother

#1

Total Equipment Revenue
Color
A3 MFPs
Production Cut Sheet
Large Enterprise MPS[3] & CPS[3]

Notes: Reflects latest fiscal year available for each company; assumes exchange rate of JPY114: US$1.

1. Segments used: HP: Printing; Canon: Office Business Unit; Ricoh: Imaging & Solutions; KM: Office Business.
2. Reflects 2017 actual revenue for Xerox and calendar year 2017 estimated revenue for Fuji Xerox. Eliminates intercompany revenue.
3. MPS=Managed Print Services; CPS=Centralized Print Solutions.

20

2 Significant Cost Savings Opportunities

At least $1.7 billion in total annual cost savings by 2022 – $1.2 billion to be achieved by 2020



~$1.25B Transaction cost synergies
Total expected cost savings by 2022
~$650M
~$400M
~$200M
~$450M
$1.7B
COGS
SG&A
R&D
Fuji Xerox JV
Total

- Cost savings **incremental to Xerox's ongoing Strategic Transformation** program
- Leveraging **Xerox's strong track record** of productivity enhancements
- **$450 million Fuji Xerox JV cost reduction program** commencing immediately
- Combining **best manufacturing practices** to drive COGS efficiency
- One-time integration and restructuring costs of approximately $1.4 billion mainly in the first three years

Note: Assumes exchange rate of JPY114: US$1.

21

2 $1.7B in Total Annual Cost Savings

Combining companies unlocks substantial incremental cost savings opportunities

Sources of $1.7B Total Annual Cost Reductions[1]

COGS	• Plant footprint optimization • Optimization of 3rd party outsourcers • Improved design efficiency and scale • Integrate supply chain and procurement
SG&A	• Consolidation of central support functions i.e. Finance, HR • Optimize selling related costs • Purchasing scale
R&D	• Eliminate redundancies and optimize footprint of research centers • Integrate device controllers • Combine print drivers, apps, solutions, MPS[2] tools for best of class
Fuji Xerox JV Savings	• Manufacturing and R&D costs reduction • Product portfolio optimization • SG&A productivity initiatives

Expected Cost Reduction Progression

Post Close Timing


~45%
~70%
~85%
100%
Year 1
Year 2
Year 3
Year 4

1. Does not include Xerox expected ongoing Strategic Transformation cost savings.
2. MPS=Managed Print Solutions.

FUJI XEROX

xerox

22

3 Enhanced Global Leadership

Market Opportunity[1]

Xerox Regions

$83B[1] | Low-Single Digit Decline[2]



Developing Markets
$19B
North America
$36B
Europe
$28B

+

Fuji Xerox JV Regions

$36B[1] | Low-Single Digit Growth[2]



Rest of Asia
$11B
Japan
$17B
China
$8B

=

Combined Company

~$120B Global Opportunity[1]

Flat to Slightly Down[2]

Combined Company

Revenue[3] by Region (as % of $18.2B Total)



36%
27%
13%
5%
12%
7%
North America
Japan
Europe
China
Asia Pacific
DMO

Market Share By Region



21%
31%
14%
20%
28%
10%
North America
Japan
Europe
China
Asia Pacific
DMO

Source: IDC and company estimates.

Notes: Figures in USD billions. Exchange rate of JPY114: US$1. Market size in 2017 USD; Market share based on 2016 equipment revenues; Asia Pacific market share includes China. DMO is Developing Markets.

1. Represents Total Addressable Opportunity.
2. Represents CAGRs from 2016-2020.
3. Reflects Xerox revenue breakdown for full-year 2017 and preliminary Fuji Xerox JV revenue breakdown for calendar year 2017. China segment includes Hong Kong.

FUJI XEROX

xerox

23

Dramatically Accelerates Innovation Enables Combined Company to compete in adjacent Industrial Print and Intelligent Work Solutions markets Xerox PARC Yokohama R&D Square Wilson Center for Technology Takematsu Center Nakai Research Center Aubagne Inkjet Center World-Class R&D Driving Innovation Hardware Xerography Inkjet Digital Lithography Printed Sensors/Electronics Smart Object Printing Materials Materials Chemistry Ink Formulation & Testing Ink Production Innovation Software & Analytics Analytics: Text, image and video analytics Automation: Workflow and intelligent assistants Document & device security To Enter Adjacencies Growing $100B Industrial Print Opportunity Emerging Intelligent Work Solutions Opportunity 4

Enhanced Financial Profile Combined Company (Targets) Achieves revenue growth in 2020 Adjusted operating profit margin in the high teens in 2022 $1.5 billion free cash flow1 in 2020 Accretive to EPS in 2020 Revenue Adj. Operating Profit Margin1 Adj. EBITDA less Capex1,3 Adj. EBITDA1,2 Note: Assumes exchange rate of JPY114: US$1. All figures are based on calendar year. Adjusted Operating Profit/Margin is calculated by adjusting our reported pre-tax income and margin amounts for Amortization of intangible assets, Restructuring and related costs, Non-service retirement-related costs and Other expenses, net. Free cash flow defined as cash flow from operations minus CAPEX, including internal use software. In addition to the costs and expenses noted as adjustments for our Adjusted Operating Profit/Margin measure, Adjusted EBITDA also excludes Depreciation. Including change in equipment on operating lease. Combined Company (2017 Proforma) $1.8B $18.2B 10% $2.6B 5

Capital Structure and Balance Sheet Selected Balance Sheet Items at December 31, 20171 Note: Assumes exchange rate of JPY114: US$1. Reflects 2017 actuals for Xerox and calendar year 2017 estimated revenue for Fuji Xerox. Other post employment benefits reflects retiree health benefits. Finance Assets Include: Xerox: $3.7B of Finance receivables and $0.5B of Equipment on operating lease. Fuji Xerox: $1.6B of Finance receivables exclude Equipment on operating lease. $350M pension contribution required as a result of change in control. USD Billions Xerox plans to repay $265 million bond maturing in May 2018 with cash on hand Transaction impact: All Xerox and Fuji Xerox debt to be retained on the Combined Company’s balance sheet $150 million of fees and expenses (preliminary estimate) $2.85 billion of new debt: $2.5 billion bridge financing commitment has been obtained to support the $2.5 billion special cash dividend to Xerox shareholders $350 million to fund mandatory pension contribution4 Cash & Cash Equivalents $1.3 $0.7 Total Debt $5.5 $0.5 Pension and OPEB2 (pre-tax) $2.1 $0.1 Finance Assets3 $4.2 $1.6

Capital Allocation Policy Maintain the principles of Xerox’s disciplined return on investment approach Expected to maintain investment grade credit ratings Maintain a substantial liquidity position with cash on hand and committed credit facilities Stronger balance sheet supports credit rating profile and provides more financial flexibility Strengthened cash flows support incremental investments in growth and value creation opportunities Selectively pursue M&A in strategic growth areas to improve portfolio mix and drive profit expansion Maintain $1.00 annual dividend per share Maintain commitment to return at least 50% of free cash flow to shareholders Opportunity for greater capital deployment, including share repurchases and increased dividends over time Leverage Targeted Investments Capital Return

Summary Strong Q4 and FY17 performance reflects successful execution of our strategic priorities, providing positive momentum as we enter the new chapter of Xerox’s transformation Combining forces with Fuji Xerox to create a global leader in innovative print technologies and intelligent work solutions Transaction unlocks substantial shareholder value and creates significantly stronger and more competitive combined company Combined Company will have enhanced prospects for revenue growth and margin expansion Committed to continued progress on our operational and financial performance in 2018, while driving toward the successful completion of our proposed combination with Fuji Xerox

Non-GAAP Financial Measures

Non-GAAP Financial Measures We have reported our financial results in accordance with generally accepted accounting principles (GAAP). In addition, we have discussed our financial results using the non-GAAP measures described below. We believe these non-GAAP measures allow investors to better understand the trends in our business and to better understand and compare our results. Accordingly, we believe it is necessary to adjust several reported amounts, determined in accordance with GAAP, to exclude the effects of certain items as well as their related income tax effects. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are set forth below as well as on our website at www.xerox.com/investor. These non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the company’s reported results prepared in accordance with GAAP. Adjusted Earnings Measures Net income and Earnings per share (EPS) Effective tax rate Gross margin, RD&E and SAG (only adjusted for non-service retirement-related costs and transaction/proxy related costs) The above measures were adjusted for the following items:   Amortization of intangible assets: The amortization of intangible assets is driven by our acquisition activity which can vary in size, nature and timing as compared to other companies within our industry and from period to period. The use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

Non-GAAP Financial Measures Restructuring and related costs: Restructuring and related costs include restructuring and asset impairment charges as well as costs associated with our Strategic Transformation program beyond those normally included in restructuring and asset impairment charges. Restructuring consists of costs primarily related to severance and benefits paid to employees pursuant to formal restructuring and workforce reduction plans. Asset impairment includes costs incurred for those assets sold, abandoned or made obsolete as a result of our restructuring actions, exiting from a business or other strategic business changes. Additional costs for our Strategic Transformation program are primarily related to the implementation of strategic actions and initiatives and include third-party professional service costs as well as one-time incremental costs. All of these costs can vary significantly in terms of amount and frequency based on the nature of the actions as well as the changing needs of the business. Accordingly, due to that significant variability, we will exclude these charges since we do not believe they provide meaningful insight into our current or past operating performance nor do we believe they are reflective of our expected future operating expenses as such charges are expected to yield future benefits and savings with respect to our operational performance. Non-service retirement-related costs: Our defined benefit pension and retiree health costs include several elements impacted by changes in plan assets and obligations that are primarily driven by changes in the debt and equity markets as well as those that are predominantly legacy in nature and related to employees who are no longer providing current service to the company (e.g. retirees and ex-employees). These elements include (i) interest cost, (ii) expected return on plan assets, (iii) amortized actuarial gains/losses and (iv) the impacts of any plan settlements/curtailments. Accordingly, we consider these elements of our periodic retirement plan costs to be outside the operational performance of the business or legacy costs and not necessarily indicative of current or future cash flow requirements. Adjusted earnings will continue to include the elements of our retirement costs related to current employee service (service cost and amortization of prior service cost) as well as the cost of our defined contribution plans.

Non-GAAP Financial Measures Other discrete, unusual or infrequent items: In addition, we also excluded the following items given their discrete, unusual or infrequent nature and their impact on our results for the period: Losses on early extinguishment of debt in the first and fourth quarter of 2017 A benefit from the remeasurement of a tax matter in the first quarter of 2017 that related to a previously adjusted item Costs incurred in the fourth quarter of 2017 related to the recently announced transaction with Fujifilm as well as to our expected proxy contest. These costs are primarily for third-party investment banking, legal, accounting, consulting and other similar services. An estimated non-cash charge in the fourth quarter 2017 reflecting the impact associated with the enactment of the Tax Cuts and Jobs Act (the "Tax Act") in December 2017. See our Fourth Quarter 2017 Earnings Release on Form 8-K filed with the Securities and Exchange Commission. We believe the exclusion of these items allows investors to better understand and analyze the results for the period as compared to prior periods and expected future trends in our business. Adjusted Operating Income/Margin We also calculate and utilize adjusted operating income and margin measures by adjusting our reported pre-tax income and margin amounts. In addition to the costs and expenses noted as adjustments for our Adjusted Earnings measures, adjusted operating income and margin also exclude Other expenses, net. Other expenses, net is primarily comprised of non-financing interest expense and also includes certain other non-operating costs and expenses. We exclude these amounts in order to evaluate our current and past operating performance and to better understand the expected future trends in our business. Adjusted Operating income and margin also include Equity in net income of unconsolidated affiliates. Equity in net income of unconsolidated affiliates primarily reflects our 25% share of Fuji Xerox net income. We include this amount in our measure of operating income and margin as Fuji Xerox is our primary intermediary to the Asia/Pacific market for distribution of Xerox branded products and services.

Non-GAAP Financial Measures Constant Currency To better understand trends in our business, we believe that it is helpful to adjust revenue to exclude the impact of changes in the translation of foreign currencies into U.S. dollars. We refer to this adjusted revenue as “constant currency.” This impact is calculated by translating current period activity in local currency using the comparable prior year period's currency translation rate. This impact is calculated for all countries where the functional currency is the local country currency. The constant currency impact for signings growth is calculated on the basis of plan currency rates. Management believes the constant currency measure provides investors an additional perspective on revenue trends. Currency impact can be determined as the difference between actual growth rates and constant currency growth rates. EBITDA Adjusted EBITDA represents Income before Income Taxes adjusted for depreciation and amortization, restructuring and related costs, non-service retirement related costs, transaction/proxy contest costs and other expenses, net, which includes interest expense. Adjusted EBITDA is not intended to represent cash flows from operations, income before taxes or net income as defined by U.S. GAAP and is not necessarily comparable to similar measures disclosed by other companies as not all companies calculate Adjusted EBITDA in the same manner. We believe Adjusted EBITDA is useful to investors and other users of the financial statements in evaluating operating performance because it provides an additional tool to compare business performance across companies and across periods. Free Cash Flow To better understand trends in our business, we believe that it is helpful to subtract amounts for capital expenditures (inclusive of internal use software) from cash flows from continuing operations. Management believes this measure gives investors an additional perspective on cash flow from operating activities in excess of amounts required for reinvestment. It provides a measure of our ability to fund acquisitions, dividends and share repurchase.

Non-GAAP Financial Measures Summary:   Management believes that all of these non-GAAP financial measures provide an additional means of analyzing the current period’s results against the corresponding prior period’s results. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the company’s reported results prepared in accordance with GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. A reconciliation of these non-GAAP financial measures and the most directly comparable measures calculated and presented in accordance with GAAP are set forth on the following tables:

Exhibit 2

Introducing the New Fuji Xerox

Xerox and Fuji Xerox to combine, creating a global leader in innovative print technologies and intelligent work solutions

- Creates substantial value for Xerox employees, customers, business partners and shareholders
- Well-positioned to lead in growing business areas such as high-speed inkjet, industrial printing and workplace solutions, while leveraging Fujifilm's extensive technologies
- Accelerates path to revenue growth through global reach, industry-leading scale and enhanced innovation capabilities
- Combined company will have enhanced financial flexibility for future growth investments and capital returns

Better Together – Xerox and Fuji Xerox

Combining to lead the evolution of the industry and unleash competitive strengths xerox

2017 REVENUE[1,2]

$10.3B

#1 Worldwide Equipment Revenue Leader

- Iconic technology brand
- Innovation DNA: Invented xerography and pioneered MPS
- Among the best operating margins in the industry
- >75% recurring revenue



FUJI XEROX

2017 REVENUE[1,2]

$9.6B

#1 Market Share in Asia

#1 Share in Japan

- Strong market presence in fast-growing geographies
- World-class R&D, manufacturing and sales platform
- Leading in Office Products / Office Printer market
- ~40% of revenue from growing market segments of Graphic Communications and Solutions & Services

New Fuji Xerox by the numbers

Broad Global Scale	180+ COUNTRIES	#1 EQUIPMENT REVENUE SHARE	~$120B TOTAL ADDRESSABLE OPPORTUNITY	$18B+ IN REVENUE
World-Class Innovation	~$1B COMBINED R&D	6 INNOVATION LABS	6,600+ ENGINEERS	11,470 PATENTS
Strong Financial Profile	2020 RETURN TO REVENUE GROWTH	$1.7B+ TOTAL ANNUAL COST SAVINGS	2022 HIGH-TEENS OPERATING MARGIN	$1.5B FCF[3] BY 2020

xerox

Assumes exchange rate of JPY114: US$1

[1] *Reflects 2017 actual revenue for Xerox and calendar year 2017 estimated revenue for Fuji Xerox (includes inter-company revenues of ~$0.1B for Xerox and ~$1.6B for Fuji Xerox).*

[2] *Recurring revenue is equal to post sale revenue.*

[3] *Free cash flow defined as cash flow from operations minus CAPEX, including internal use software.*

Additional Information and Where to Find It This release may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”
Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.
Cautionary Statement Regarding Forward-Looking Statements
This release, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii) risks related to diverting management’s attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.
Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.

FUJIFILM Value from Innovation FUJIFILM: CONTINUOUS INNOVATION ACROSS THE GLOBE A History of Innovation Founded in 1934 as a Japanese photographic film manufacturer, Fujifilm has since its inception been committed to developing leading-edge, proprietary technologies by leveraging its photography expertise into other products and markets. Its businesses today span a diversified range of product segments based on a portfolio of chemical, mechanical, optical, electronic and imaging technologies. A highly visible example of Fujifilm’s evolution is how the Company successfully engineered transformative innovation and product diversification through significant organizational change and aggressive investment into new fields as consumer film demand declined from its peak in 2000. Over the years, steady growth and global diversification have been achieved through Fujifilm’s combination of capital investment, R&D investment, and strategic M&A. Example of Commitment to Value Creation In Inkjets, Fujifilm successfully pursued strategic acquisitions—including FUJIFILM Dimatix in the U.S. and FUJIFILM Imaging Colorants and FUJIFILM Specialty Ink Systems in the UK—and as a result, developed new state-of-the-art printing technologies. These efforts helped bring to market the first next-generation inkjet digital printer for commercial printing, offering superior high-speed and high-quality images. Fujifilm’s ongoing commitment to cutting-edge products will enable its future growth—advancing new technologies in new markets. Headquarters: Tokyo, Japan Established: January 20, 1934 Consolidated Revenue: $20.7 billion (¥ 2,322.2 billion) Operating Income: $1.5 billion (¥ 172.3 billion) Net income attributable to FUJIFILM Holdings: $1.2 billion (¥ 131.5 billion) Number of Group Companies: 277 Employees: 78,501 Leadership: Shigetaka Komori, Chairman and CEO Kenji Sukeno, President & COO * As of March 31, 2017 at an exchange rate of 112 yen to the U.S. dollar

Highly Diversified Business Portfolio [GRAPHIC APPEARS HERE]Leveraging its unique technological capabilities, Fujifilm has expanded its business portfolio to encompass three diversified segments: Imaging Solutions Information Solutions Document Solutions Six Key Growth Drivers Within these segments, the Company’s growth strategy is centered on 6 fields: Healthcare (medical systems, pharmaceuticals, bioCDMO, regenerative medicine, and cosmetics) Highly Functional Materials Graphic Systems Document Solutions Optical Devices Digital Imaging FY2017/3 Revenue approx. $20.7 billion ¥2,322.2 billion at an exchange rate of 112 yen to the U.S. dollar Global Expansion, with Longstanding Presence in North America As Fujifilm has broadened its offerings over the decades, it has simultaneously pursued geographic expansion and global scale, and today it has nearly 80,000 employees worldwide. As early as the 1950s, Fujifilm branched out and established subsidiaries on other continents. Fujifilm established its U.S. operations in 1965, and opened its South Carolina manufacturing facility in 1989. The Company entered a critical partnership with Xerox in 1962, forming Fuji Xerox as a joint venture in Japan. Fuji Xerox has been an engine of innovation for Fujifilm and a successful cross-border collaboration for 56 years. Today FUJIFILM Holdings America Corporation operates in 27 states, with 18 companies and approximately 6,000 employees, serving a broad spectrum of industries in the U.S. These include medical digital radiography, women’s health, endoscopy, ultrasound, medical informatics, bioCDMO biopharmaceuticals, regenerative medicine, graphic systems, semiconductor materials, optical devices, recording media, photo imaging and digital imaging. Global Expansion, with Longstanding Presence in North America As Fujifilm has broadened its offerings over the decades, it has simultaneously pursued geographic expansion and global scale, and today it has nearly 80,000 employees worldwide. As early as the 1950s, Fujifilm branched out and established subsidiaries on other continents. Fujifilm established its U.S. operations in 1965, and opened its South Carolina manufacturing facility in 1989. The Company entered a critical partnership with Xerox in 1962, forming Fuji Xerox as a joint venture in Japan. Fuji Xerox has been an engine of innovation for Fujifilm and a successful cross-border collaboration for 56 years. Today FUJIFILM Holdings America Corporation operates in 27 states, with 18 companies and approximately 6,000 employees, serving a broad spectrum of industries in the U.S. o These include medical digital radiography, women’s health, endoscopy, ultrasound, medical informatics, bioCDMO biopharmaceuticals, regenerative medicine, graphic systems, semiconductor materials, optical devices, recording media, photo imaging and digital imaging. Global Expansion, with Longstanding Presence in North America As Fujifilm has broadened its offerings over the decades, it has simultaneously pursued geographic expansion and global scale, and today it has nearly 80,000 employees worldwide. As early as the 1950s, Fujifilm branched out and established subsidiaries on other continents. Fujifilm established its U.S. operations in 1965, and opened its South Carolina manufacturing facility in 1989. The Company entered a critical partnership with Xerox in 1962, forming Fuji Xerox as a joint venture in Japan. Fuji Xerox has been an engine of innovation for Fujifilm and a successful cross-border collaboration for 56 years. Today FUJIFILM Holdings America Corporation operates in 27 states, with 18 companies and approximately 6,000 employees, serving a broad spectrum of industries in the U.S. o These include medical digital radiography, women’s health, endoscopy, ultrasound, medical informatics, bioCDMO biopharmaceuticals, regenerative medicine, graphic systems, semiconductor materials, optical devices, recording media, photo imaging and digital imaging.

Additional Information and Where to Find It
This release may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”
Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.
Cautionary Statement Regarding Forward-Looking Statements
This release, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii)

risks related to diverting management’s attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.
Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.

Exhibit 3

On January 31, 2018, the following communication was sent from Jeff Jacobson, Chief Executive Officer of Xerox Corporation, to all Xerox employees and was posted on the company’s internal website.

Team Xerox,

It is an exciting new day for our company. This morning we announced that Xerox and Fuji Xerox will combine into one company to create a global leader in innovative print technologies and intelligent work solutions. We also announced our fourth-quarter financial results that demonstrated meaningful improvement across all key metrics and put us in a position of strength as we enter 2018.

Before I elaborate on our encouraging financial performance, I would like to provide more insight into the Fuji Xerox transaction and what makes the combination so compelling for our customers and you.

Better. Together. – Xerox and Fuji Xerox

The combination of Xerox and Fuji Xerox will position us to better compete in today’s marketplace, creating a company with truly global scale, an increased presence in fast-growing markets, and innovation capabilities to effectively meet our customers’ rapidly evolving demands. In addition, the combined company’s strong financial profile will enable investments that support continued market leadership, while also providing opportunities to increase shareholder value.

Combining Xerox and Fuji Xerox expands our longstanding partnership with Fujifilm Holdings and is the right next step for our company. By joining forces, we will be able to better structure how we work together to become a stronger company. We will align core competencies such as manufacturing, supply chain and R&D. We will also make the best use of our combined resources to grow market share and innovate for our customers.

This move will enable us to face our competition head on, by further strengthening our total portfolio and improving our time-to-market. This transaction will also accelerate our expansion and entry in growing areas such as high-speed inkjet, packaging, industrial printing and workplace automation, as well as future development opportunities in artificial intelligence, machine learning, the Internet of Things and augmented reality.

As part of this transaction, we intend to eliminate $1.7 billion of costs by 2022. Of this, $450 million will come from a program beginning immediately in the current Fuji Xerox operations. Separately, we will continue to implement Xerox Strategic Transformation initiatives to keep our operations financially fit. This will mean continued enhancements to simplify our operations, which will put us in a better position to invest in the areas that are necessary to lead the evolution of our industry.

Founded 56 years ago, Fuji Xerox is a joint venture between Fujifilm Holdings and Xerox, and is one of the most successful cross-border collaborations between U.S. and Japanese companies. Xerox currently has a 25 percent ownership stake; Fujifilm has the other 75 percent.

The New Fuji Xerox

Following the completion of the proposed transaction, the new Fuji Xerox will have a presence in over 180 countries, approximately $18 billion in annual revenue, a strong portfolio of more than 11,000 patents, with manufacturing sites and innovation labs across the world.

Current Xerox shareholders will own 49.9 percent of the combined company, and Fujifilm will own the remaining 50.1 percent.

For more information, view the

The New Fuji Xerox Fact Sheet.

We expect the transaction, which requires Xerox shareholder approval, to close in the second half of 2018. For now, both companies will continue to be separate, independent organizations and will operate as usual. Over the coming months, we will plan how to best integrate the two organizations. I assure you that we will be thoughtful in the planning process and that we are committed to ongoing communications with you. To that end, we’ve created a special site on The Hub where you can find more information, including an employee FAQ and tools to help you share the announcement with your customers.

I’m honored to have been named the CEO of the new company – which will be called Fuji Xerox. We will continue to go to market under the iconic Xerox brand in our current operating regions, and the Fuji Xerox brand will be used in its current regions. The new company will maintain dual headquarters in Norwalk, CT and Minato, Tokyo, Japan.

You will hear a lot of talk about the transaction in the coming weeks, but it is important that we all stay focused on the task of supporting our customers. In turn, I am committed to sharing updates as we progress toward one combined company.

Fourth-Quarter and Full Year 2017 Earnings

While our decision to combine with Fuji Xerox is likely to be the headline of the day, I am very proud of the strong fourth-quarter results we reported this morning – and you should be too. We made significant improvements, and for this, I thank you. Here are the financial highlights for the quarter:

•	Total revenue was $2.7 billion, up 0.5 percent year-over-year, or down 2 percent in constant currency. This is a meaningful improvement over the 5 percent decline in the fourth quarter of last year.

•	Equipment sale revenue grew for the first time in many quarters – up 4.3 percent, or 1.5 percent in constant currency. We set a goal to grow equipment sale revenue, and we did it! This is the result of all of the new products launched during the year and our continued channel expansion.

•	Strategic Transformation initiatives contributed to a solid operating profit margin of 14.4 percent, up 0.2 points over last year, while supporting investments to drive growth and simplification.

•	During the quarter, like many U.S. multi-national companies, we took a non-cash charge of $400 million related to the enactment of the U.S. tax reform. Including this charge, we had a fourth-quarter GAAP loss from continuing operations of 78 cents per share. On an adjusted basis, which excludes the charge, our earnings per share was $1.04, up 4 cents year-over year.

This solid performance in the quarter enabled us to deliver on the full-year goals we set for the company. It really was a team effort. When we look at the individual organizations, although not every organization met every line item of their plan, there was a strong effort across the board. In total, we did what we said we would do – and delivered on our commitments. Thank you.

Moving Forward

I know there has been a significant amount of change in the last few years. Your determination and dedication to Xerox have enabled us to continue improving the company’s performance and to build the foundation for a bright future.

Our top priority remains delivering on our 2018 priorities, as outlined in my year-start letter. Today’s announcement should not affect your day-to-day responsibilities. We must all maintain a relentless focus on our customers and delivering on our individual goal plans so that together, we achieve our operational and financial goals again this year.

I’m sure you have questions about today’s announcements. I will be hosting an all-employee Webcast today at 11am (EDT) to discuss the news. In the following days and weeks, the leadership team will hold communications sessions, town halls and roundtables across many Xerox locations to address your questions.

Thank you for the contributions you make every day to our company’s success. I am enthusiastic about our future, and I hope you share in my excitement.

Jeff Jacobson

Chief Executive Officer

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm”) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements

This release, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii) risks related to diverting management’s attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.

Exhibit 4

On January 31, 2018, the following questions and answers were posted on Xerox Corporation’s internal website.

The New Fuji Xerox

What it Means for Employees

Xerox and Fujifilm Holdings announced an agreement to combine Xerox and Fuji Xerox, creating a global leader in innovative print technologies and intelligent work solutions. The proposed transaction is anticipated to be completed during the second half of 2018.

Although many of the details of this transaction are still being determined, below are some of the questions you may have that we can currently answer. More information will be provided as it becomes available.

Until the transaction closes, it is important that we continue to operate business as usual and that we focus on delivering on our commitments and serving our customers.

Why did Xerox decide to combine with Fuji Xerox? By integrating with Fuji Xerox, our combined company will be better positioned to compete in today’s marketplace with truly global scale, an increased presence in fast-growing markets, and innovation capabilities to effectively meet our customers’ rapidly evolving demands. The proposed combination will build on our 56-year history of working together.

Why didn’t Xerox purchase Fuji Xerox?

Based on a comprehensive review of our strategic and financial alternatives led by the independent directors on Xerox’s Board, we believed that the best move is the proposed transaction with Fuji Xerox.

Where will the combined company be headquartered?

The new Fuji Xerox will have dual headquarters in Norwalk, CT and in Minato, Tokyo, Japan.

Who will be the CEO of the new Fuji Xerox?

Jeff Jacobson will serve as the chief executive officer of the combined company. The leadership team will reflect the management strengths and capabilities of both companies.

If our results are good and our strategy is working, why are we doing this?

The company’s fourth quarter 2017 results were good, and we are seeing progress on our strategy. The proposed combination with Fuji Xerox provides a step-function change to the longer-term prospects for our company. The combined company will have global scale with an increased presence in fast-growing markets, and innovation capabilities to meet our customers’ rapidly evolving demands.

What happens to the iconic Xerox brand?

The combined company will maintain the “Xerox” and “Fuji Xerox” brands, each used in their current operating regions.

What are the plans for integration? Who will lead the integration process?

Both companies will continue to be separate, independent organizations and will operate business as usual until the close of the transaction. Over the coming months, we will form an integration planning team, which will include members of both organizations. This team will develop plans on how to best bring the companies together. We will provide updates as decisions are made and additional details are available.

What will the new organizational structure look like?

It is too early to speculate about any new structure. The integration process takes time, and we are still in the very early stages. The management team is committed to keeping you updated regarding important developments as we progress toward the close.

Will jobs be eliminated?

We will continue to reduce costs and simplify the way we operate. Unfortunately, as we begin to look at synergies as part of the integration, there will be some reductions in workforce. We are committed to providing you more details as they are available.

How do we intend to achieve the cost saving targets?

We have established a cumulative cost savings target of $1.7 billion by 2022. This includes approximately $450 million from a new cost savings program that will begin immediately within the current Fuji Xerox operations. In addition, we will continue to implement Xerox Strategic Transformation initiatives to keep our operations financially fit. This will mean changes to simplify how we work, which will put us in a better position to invest in the areas that are necessary to lead the evolution of our industry.

How do the cultures of the two companies compare?

While there are some differences in our corporate cultures, both companies share a respect and a passion to serve customers well. From the founding of Xerox, we have always embraced differences. Bridging these gaps is part of what makes Xerox unique. Our culture, Our Winning Way, will continue to underpin how we work together to achieve success.

How should I respond to customers, vendors and others who ask about the transaction?

You can remind your customers that our focus remains on serving them well and until the deal closes, Xerox and Fuji Xerox will continue to operate as separate, independent businesses. Tools for communicating with your customers and others are available on the “Better. Together.” site on The Hub.

What company will I work for after the transaction is complete?

After the close of the transaction, we will all be part of the combined company named Fuji Xerox.

Will my role or responsibilities change?

For most employees, your role will remain the same, and it is important you continue to work with your manager to prepare your 2018 goal plan. We all must stay focused to deliver another year of strong performance. Please note, however, that the ongoing Strategic Transformation initiatives and post-transaction synergies will lead to some changes as we progress through the year and the integration process.

Will my salary or benefits change?

Until the transaction closes, we will continue to operate business as usual. The management team is committed to keeping you updated regarding important developments as we progress toward the close.

What will happen to the Xerox stock that I own?

Under the terms of the agreement, Xerox shareholders will own a 49.9% stake in the combined company. Xerox shareholders, including employees that own shares of Xerox, will receive a special cash dividend of approximately $9.801 per share when the transaction closes.

1 Based on current shares outstanding assuming no conversion of preferred shares. Final determination of the portion of dividend versus return of capital, for purposes of individual tax treatment, will be made at closing.

Can I change jobs within Xerox?

Until the transaction is complete, we will continue to follow existing HR practices. We will have an additional review process to ensure employee movement does not disrupt the business. January 31, 2018 Xerox Internal Use Only 3

What happens to pricing and product offerings after the transaction closes? How is Xerox handling sales and renewals during the transition?

The announcement is just the first step, and it is too soon to speculate about specific offerings for the new Fuji Xerox. It is important to note that our relationships with customers and partners will remain at the core of our business. As we bring our companies together, we look forward to sharing more about the benefits we believe this combination will create.

Will there be any changes to customer contracts as a result of the Fuji Xerox announcement?

Until the transaction closes, which is expected to occur in the second half of 2018, Xerox and Fuji Xerox will continue to operate as separate, independent businesses, and there should be no changes to customer contracts as a result of the transaction announcement. Once the transaction closes, we will work with customers to address any possible changes.

Will there be any changes to supplier or business partner contracts as a result of the combination of Xerox and Fuji Xerox?

There should be no changes to supplier or business partner contracts because of the transaction announcement. We are forming a joint team dedicated to overseeing a comprehensive and focused plan for the integration process. We will communicate as decisions are made and additional details are available.

In my current role, I frequently work with people from Fuji Xerox. How does the announcement affect our relationship?

You should continue to work with your Fuji Xerox contacts as you do today. Remember, until the transaction closes, Xerox and Fuji Xerox will continue to operate as separate, independent businesses.

What does this mean for Xerox manufacturing, supply chain, product development and research operations?

For now, it remains business as usual within all functions. It is too early to speculate on any possible changes.

Additional Information and Where to Find It

This release may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm”) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be January 31, 2018 Xerox Internal Use Only 4 filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements

This release, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii) risks related to diverting management’s attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.

Exhibit 5

The following is a transcript of a video presentation by Jeff Jacobson, Chief Executive Officer of Xerox Corporation on January 31, 2018.

Hello. I’m Jeff Jacobson, Chief Executive Officer of Xerox Corporation.

I want to take the opportunity to share a few of my thoughts about this news.

The combination of Xerox and Fuji Xerox, with strong support from Fujifilm Holdings, will prove transformational for our customers, employees and shareholders.

This transaction advances the historic relationship between our two companies and prepares us for a successful future in a fast-changing industry.

By bringing together the complementary strengths of Xerox and Fuji Xerox, along with Fujifilm’s track record of innovation, we are creating a global leader in innovative print technologies and intelligent work solutions.

The new Fuji Xerox will have a comprehensive product portfolio and enhanced research and development capabilities, fostering innovation and sustainable growth.

The company will be comprised of an employee base with a legacy of putting the customer first, and will be led by a strong management team and Board of Directors that have a track record of successfully executing on strategic priorities. Our focus on the customer will continue and be further enhanced by the benefits of the transaction we announced today.

This transaction also offers substantial upside for shareholders of the combined company – including current shareholders of Xerox and Fujifilm Holdings – who will own shares in a more competitive company that has enhanced opportunities for long-term growth and margin expansion. The combination is highly synergistic, giving the company a competitive-edge through enhanced technological capabilities, accelerated revenue, and cost synergies.

Over the last 56 years, Fujifilm and Xerox have been growing the business as strong partners. In addition, Chairman Komori and myself have built a strong relationship based on trust and a personal bond. We are extremely excited about the opportunities inherent in the future Fuji Xerox, and believe the compatible cultures and mutual respect between Xerox and Fujifilm Holdings will enable a seamless integration and value creation for customers across the globe.

We look forward to working together to drive the future of our industry.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm”) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements

This document, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii) risks related to diverting management’s attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.

Exhibit 6

Operator

Good morning, and welcome to the Xerox Corporation Fourth Quarter 2017 Earnings Release Conference Call, hosted by Jeff Jacobson, Chief Executive Officer. He’s joined by Bill Osbourn, Chief Financial Officer.

During this call, Xerox executives will refer to slides that are available on the web at www.xerox.com/investor. At the request of Xerox Corporation, today’s conference call is being recorded. Other recording and/or rebroadcasting of this call are prohibited without the express permission of Xerox.

During this call, Xerox executives will make comments that contain forward-looking statements, which by their nature address matters that are in the future and are uncertain. Actual future financial results may be materially different than those expressed herein. At this time, I would like to turn the meeting over to Mr. Jacobson. Mr. Jacobson, you may begin.

Jeffrey Jacobson, Chief Executive Officer

Good morning, and thank you all for joining our call. We have two very exciting and important announcements to cover. First, today, we reported strong fourth quarter results that demonstrate the successful execution of our strategic priorities. We also announced a transformational transaction in which Xerox will combine with Fuji Xerox, our long-standing joint venture with Fujifilm, to create a global leader in innovative print technologies and intelligent work solutions. We will spend the majority of the time we have today providing details on this value-enhancing combination. However, before we do so, I’d like to spend a few minutes taking you through the highlights of our fourth quarter and 2017 results.

Turning to Slide 6. I am pleased to report that Xerox had a strong quarter that reflects the significant progress the company has been making. We delivered improvement across all key performance metrics. Xerox generated $2.7 billion in total revenues during the quarter, up 0.5% year-over-year or down 2% in constant currency. This compares to a 5.6% decline on a constant currency basis through the first 9 months of the year, and as we anticipated, represented a meaningful improvement in revenue trajectory. This was driven by a 5% increase in revenue within our strategic growth areas.

Importantly, equipment sale revenue grew 4.3% or 1.5% at constant currency, which is the first quarter showing constant currency growth since the second quarter of 2013. This was enabled by our focus on capturing the growth opportunities in the marketplace. To do so, we expanded our channel reach, introduced new products for our graphic communications and high-end customers and successfully delivered our largest-ever new product launch.

Our Strategic Transformation drove solid operating profit margin of 14.4% in the fourth quarter, up 20 basis points over last year, while supporting our investments in future revenue initiatives. As a result of our improving performance, we realized adjusted EPS of [$1.04,] up $0.04 over last year. Note that due to an estimated $400 million noncash charge related to the enactment of U.S. tax reform, GAAP EPS was a loss. Our solid performance during the quarter enabled us to deliver on our commitments for the full year and put us in a position of strength as we enter 2018.

Turning to Slide 7. With these results in mind, I would like to take a step back and discuss the broader transformation that has been taking place at Xerox in the past year. When we held our Investor Day a little over a year ago, before the spinoff of Conduent, we laid out a comprehensive strategy focused on achieving two goals: First, increasing margins and enabling investment through our ongoing Strategic Transformation, cost and productivity program; and second, improving our revenue trajectory while increasing our participation in growing market segments. This was intended to create a new Xerox that is more competitive and better positioned amidst of the changing industry environment. Our progress in 2017 is a clear demonstration that we are delivering on our commitment and our strategy is working. We made progress towards improving our revenue trajectory by focusing on the strategic growth areas in production color, A4 multifunction devices and Managed Document Services, which represented 40% of our full year revenue in 2017, up two percentage points over last year.

Our new ConnectKey portfolio received highly positive customer reception. Coupled with the expansion of our channel reach through the addition of 65 new dealer partners, this important launch drove improved fourth quarter equipment sales. We exceeded the annualized growth gross cost-savings target under our Strategic Transformation program by $80 million, reaching $680 million in 2017. As a result, we delivered operating margin expansion despite currency headwinds while significantly enhancing our cost competitiveness. This cost saving also allowed incremental investments in our business and growth opportunities. Finally, as previously announced, we took important actions to optimize our capital structure this year, including pension contributions and the elimination of accounts receivable sales programs. While these actions have a near-term impact on our cash flows, they will simplify our business, drive future savings and put us in a better position to immediately generate stronger cash performance. As a result of how well we executed our plans, we closed the year in a much better position operationally and financially than we entered it. And we feel great about the solid foundation we have built as we aim to deliver another year of continuous improvement in 2018.

Turning to the next slide, you’ll see a more detailed breakdown of the progress we have made on our Strategic Transformation program, which we initiated in the beginning of 2016. Our focused and disciplined process has delivered over $1.2 billion in cumulative gross cost savings to date against our original target of $1.1 billion by 2017. We expect to realize $1.7 billion in savings by year-end 2018 on a cumulative basis, exceeding the $1.5 billion we initially targeted. You’ll find more details on our solid 2017 performance and 2018 guidance in the earnings release and supplemental presentation we put out this morning. We’ll take your questions regarding our fourth quarter results during Q&A.

I’ll now shift my focus to the transaction we announced this morning.

Turning to Slide 10. This morning, we announced our agreement with Fujifilm to combine Xerox with our long-standing joint venture, Fuji Xerox. As many of you know, we currently have a 25% equity ownership in the existing Fuji Xerox joint venture, with the remaining 75% owned by Fujifilm. In many ways, Xerox and Fuji Xerox perfectly complement each other geographically and in our competitive strengths. Fuji Xerox is a leading player in the Document Technology business with an estimated $9.6 billion in 2017 revenue. They serve large, stable markets such as Japan as well as fast-growing markets in China and Asia Pacific. They hold the #1 market share in Asia and are widely recognized for their industry-leading R&D, manufacturing and sales platform. They also have a robust product portfolio, with 40% of revenues coming from growing market segments in Graphic Communications and solutions and services. The transaction we are announcing today will bring together two companies and will create a global leader in innovative print technologies and intelligent work solutions. Together, we will be able to better innovate, compete in fast-growing markets and deliver significant benefits for our customers, employees and shareholders.

Before I explain the enhanced prospects of the combined company, I’ll provide some background on what the joint venture structure looks like today and why we firmly believe that this is the best path forward for Xerox.

Moving to Slide 11. While the Fuji Xerox joint venture has certainly been among the longest lasting and most fruitful partnership in the history of the technology industry, there are significant opportunities to improve the operational and financial aspects of the relationship. The transaction creates a combined company that will be dramatically stronger and more competitive than either company is on a stand-alone basis. I would like to highlight the key dynamics inherent in the current joint venture as we believe it provides important perspective into the value of this transaction. Fuji Xerox is our most important supplier and a key partner in our R&D efforts. The company also has excellent manufacturing capabilities and an attractive technology portfolio with impressive solutions in inkjet, industrial print and workplace solutions. However, our ability to market and capitalize on these assets is somewhat constrained under the current joint venture structure for a number of reasons. Our inability to benefit from the growing Asian markets is an obvious one. But there are other inefficiencies and limitations that comes with having two separate product portfolios, R&D road maps and supply chains. The combination will allow us to break down these barriers of value creation and align the long-term strategic vision of the two companies. We will also be able to remove duplicative costs in R&D and corporate functions and fully consolidate our supply chain to improve our cost position globally. This will significantly improve our global go-to-market competitiveness, which should drive increased revenue opportunities. By gaining uninterrupted access to each other’s IP and technology, we will be able to expand the breadth and reach of our offerings and streamline product portfolio strategies to better coordinate our innovation road maps. We believe this is the natural evolution of our joint venture with Fujifilm and will create a much more efficient partnership structure, driving toward one common goal of delivering world-class, innovative solutions for customers. For further background, shareholders can find additional information about the current structure in the 8-K we filed it this morning, which includes the existing joint venture agreement.

Let’s move to Slide 12 for an overview of what this transaction means from a financial and valuation perspective. We believe this transaction has the opportunity to unlock substantial unrealized value for Xerox shareholders. Xerox shareholders today own 100% of Xerox, which include our 25% equity ownership in the Fuji Xerox joint venture. We neither control nor consolidate this equity stake in our income statement, and it is carried on the balance sheet at book value. Besides the operational inefficiencies I just described, this structure creates complexity in reporting as well as in how our investors model the joint venture interest. We believe this is resulting in a valuation disconnect in the marketplace about the true value of this joint venture interest. Consolidating the entire Fuji Xerox with Xerox will allow us to create a much simpler and clearer financial profile and realize the full value of this joint venture interest. Investors will be able to see our global financial results on a consolidated basis and value it appropriately. At the time of closing, Xerox shareholders will receive a $2.5 billion special dividend or approximately $9.80 per share. Beyond this substantial immediate cash return, they will own 49.9% of a much stronger and more competitive company. Further value will be created by capitalizing on significant growth and margin expansion opportunities, including $1.7 billion of cost savings by 2022, including $1.25 billion attributable to transaction cost synergies and $450 million attributable to Fuji Xerox’s cost-reduction program. To demonstrate the value that will be unlocked through these transaction synergies, here, we have applied an illustrative industry multiple of 7 to 8x EBITDA to 100% of the $1.25 billion cost synergies. Our shareholders will get the benefit of 49.9% of that amount. When we discount that to today, that would equate to about $12 per Xerox share. This new value represents nearly 40% of our share price, and that’s on top of about $9.80 per share of cash dividend, making this a highly value-enhancing transaction for our shareholders.

Let’s now move to Slide 13. We have been taking decisive actions to better position Xerox and have considered multiple options and scenarios to drive the greater shareholder value. We firmly believe that this combination is the best way to create value for our company and shareholders. Here are the reasons why. By combining with Fuji Xerox, we are creating a global industry leader, with approximately $18 billion in annual revenue, adding significant scale and reach to our current market leadership. We believe this is the right strategic evolution of our long-term alliance as it will allow us to optimize the current operating structure for greater efficiency and global competitiveness. We are projecting to deliver substantial cost saving for the combined company, totaling at least $1.7 billion in annual savings, with $1.2 billion to be achieved by the end of the second year post close. The combined company will also have an accelerated path to delivering revenue growth, with direct access to fast-growing geographies as well as the ability to participate in future growth markets such as industrial printing and emerging intelligent work solutions.

Combining the IP strengths and world-class R&D capabilities of the new two companies will drive innovation in areas that customers are most focused on and which will address future demand. In addition, we will be able to leverage Fujifilm’s highly value-added intellectual property portfolio and innovation capabilities. And finally, we will have increased financial flexibility to deploy capital toward strategic growth investments and capital returns over time. I will detail each of these compelling reasons for the combination shortly. But before that, I want to delineate the value-enhancing components of this combination for our shareholders.

Moving to Slide 14. We see the value this transaction will create for Xerox shareholders as twofold. First, Xerox shareholders will receive a significant and certain value in the form of a $2.5 billion special dividend immediately at closing, which is more than 30% of Xerox’s unaffected share price as of January 10. Second, and more importantly, shareholders will become owners of a stronger company, with enhanced growth prospects, significant margin expansion opportunity and a balance sheet that provides financial flexibility to invest in future growth while delivering attractive capital returns to shareholders. By combining, we’re immediately increasing the value of our shareholders’ investment.

Turning to Slide 15. We are excited to be creating this new company with our joint venture partner of 56 years, Fujifilm. We have had a great partnership over the years and look forward to leveraging that history to ensure our new company’s success. Both Xerox and Fujifilm leadership teams have significant experience executing large-scale transformations, which will be highly valuable in executing the integration of the two companies and achieving our ambitious goals for the new Fuji Xerox.

Slide 16 provides a snapshot of the combined company. The new Fuji Xerox will have truly global scale with $18 billion in revenue, presence in over 180 countries and already established leadership positions in fast-growing markets. We will have a total market opportunity that is currently estimated at $120 billion, with an additional $100 billion future opportunity in adjacent markets in industrial print, leveraging our combined technologies.

Innovation is in the DNA of both companies. Bringing them together will create a global innovation powerhouse with world-class research and development capabilities and industry-leading IP. And the financial profile of the company will be enhanced with an accelerated path to growth, significant cost-saving and margin-expansion opportunity, leading to high-teens operating margin and free cash flows of approximately $1.5 billion by 2020.

Before I go into further detail about the combined company’s long-term creation opportunity, I’ll touch on a few details of this transaction on Slide 17. As I’ve mentioned, our shareholders will benefit from owning a part of a much stronger and more competitive company, with significantly enhanced prospects for revenue growth and margin expansion. This will be supported by an expected investment-grade credit profile at closing.

The combined company’s capital return policy will be aligned with Xerox’s current plan, maintaining a $1 per share annual dividend and at least 50% of combined free cash flow return to shareholders. As for the governance and leadership team of the combined company, I will have the honor to lead the combined company as CEO. I am pleased to announce that Shigetaka Komori, Chairman and CEO of Fujifilm, will serve as Chairman of the Board of the new Fuji Xerox. Mr. Komori has been a transformational leader at Fujifilm having successfully reinvented the company. We will build a world-class management team, pulling from the deep talent at both companies. The new company board would include 7 directors appointed by Fujifilm and 5 independent directors from the current Xerox board. The combined company will be named Fuji Xerox and trade on the New York Stock Exchange under our current ticker. We believe it is important to retain our brand strengths in our operating regions, which is why we will continue to go-to-market as Xerox and Fuji Xerox in our respective regions. We expect to meet the conditions and obtain the necessary approvals to complete the transaction in the second half of 2018.

Turning to Slide 19 and the strategic rationale I outlined a minute ago, I’d like to take a few minutes to walk you through a bit more detail on the many reasons why this deal was so compelling to Xerox and our shareholders.

Turning to Slide 20. As I mentioned before, we’re excited to create an industry leader with approximately $18 billion in annual revenue, which puts the combined company in the top ranks of global print technology businesses. Establishing this leadership position is especially important in today’s competitive environment, which requires broad global reach and scale to be able to effectively and rapidly meet customers’ demands around the world. Bringing together the geographic, product and innovation profiles of these 2 companies will amplify our market leadership and enable us to more effectively compete for global deals and provide opportunities for future share gains.

Turning to 21. This combination also creates significant cost-saving and margin-expansion opportunities. We expect to deliver our $1.7 billion annual cost savings in total through 2022, with $1.2 billion of the total cost saving expected to be realized by the end of the second year post close. The total cost-saving target includes $1.25 billion in transaction synergies as well as a separate cost-reduction program that will be implemented at the existing Fuji Xerox joint venture and is expected to generate $450 million in annual savings. These amounts are all in addition to Xerox’s ongoing Strategic Transformation cost productivity program. Given our proven track record of driving operational excellence and efficiencies as well as our long history of working together with the Fuji Xerox team, we are very confident our company’s ability to deliver these savings.

I will now go into more detail on the sources of these savings on the next slide. Of the $1.7 billion in total annual cost saving, a large portion of the reductions will come from cost of goods sold through supply chain optimization such as manufacturing, sourcing, procurement and vendor consolidation. We also identified significant opportunities from the elimination of duplicative corporate functions and R&D spend. Finally, the Fuji Xerox joint venture is commencing a cost-reduction program immediately, which is expected to deliver approximately $450 million in annual cost savings by 2022. This program is specific to Fuji Xerox and is incremental to the synergy opportunities I just discussed. It will focus on driving efficiencies in manufacturing, R&D and SG&A as well as product portfolio optimization. We expect these efforts to be frontloaded with more than 70% of total savings being delivered by year 2 and 85% by year 3.

Moving to Slide 23. This transaction is extremely compelling from a revenue standpoint as well. The combined company will have an improved revenue profile with the greater mix of revenues from fast-growing markets in Asia Pacific. As you can see, Fuji Xerox currently has a strong presence in growing markets such as China and the rest of Asia as well as #1 share in Japan. As I noted earlier, the combined company will have a nearly $120 billion market opportunity compared to the approximately $85 billion we were able to target as a stand-alone company. Upon completion of the transaction, Xerox will have the opportunity to participate in these markets while benefiting from Fuji Xerox’s established leadership positions and market know-how. The combined company will also have an accelerated path to future revenue growth as we integrate, including the ability to leverage each company’s deep customer relationships, regional networks, shared IP, product portfolios and complementary distribution and service capabilities.

On Slide 24, with six world-class innovation labs globally and nearly 11,500 patents, the new Fuji Xerox will have world-class R&D capabilities. FujiXerox’s expertise in areas such as automation, security and analytics will be highly complementary to Xerox’s hardware and material technology. Combining these existing assets with a nearly $1 billion R&D annual spend will enable us to sharpen our focus on innovative print technologies and work solutions, with the aim of accelerating our participation in the more rapidly growing markets. Together, we will be well positioned to lead the future of printing and enterprise technology and capture next-generation growth opportunities. With that, I’ll pass it to Bill to provide more details on the financial profile of the new Xerox.

William Osbourn—CFO

Thank you, Jeff, and good morning, everyone. I will start with an overview of the new company’s financial profile and long-term targets, which will help clarify the significant value we’re creating through this combination. As Jeff explained, the transaction we announced today will create a stronger company, with enhanced growth prospects and margin expansion opportunities. And as you can see on this slide, we are expecting a rapid acceleration of the combined company’s financial performance over the next 4 years. While we made significant progress towards improving our revenue trajectory over the last year, we continue to experience revenue declines. The combination with Fuji Xerox will allow us to accelerate our growth by providing access to key growth markets, unlocking synergy opportunities and leveraging each other’s competitive advantages.

We’re starting from a base of $18.2 billion in pro forma combined annual revenues, and we expect to return to revenue growth by 2020. From an operating margin perspective, the cost-savings opportunities we identified will drive significant margin expansion over the next 4 years, with the majority also being realized by 2020. As we begin realizing the benefits from the targeted cost savings, we expect to achieve industry-leading operating profit margin in the high-teens by 2022, which compares to a blended margin rate of 10% on an adjusted basis in 2017. It is important to note that the lower operating margin rate for the combined company versus the 12.8% for stand-alone Xerox in 2017 is primarily due to backing out equity income and royalty revenue from the Xerox margin and adding Fuji Xerox in at a lower margin.

We expect total restructuring charges of $1.4 billion related to the targeted transaction synergies and Fuji Xerox’s separate cost-reduction program, which will be incurred predominantly in the first 3 years, in line with the progression of cost savings that Jeff walked you through. This will impact the cash flows in the first few years, but the new company will continue to generate robust free cash flow, which is expected to reach $1.5 billion by 2020. Additionally, we anticipate approximately $80 million in annual tax dis-synergies associated with the transaction. Finally, we expect the transaction to be EPS-accretive in 2020. Overall, this transaction clearly enhances the financial profile of both Xerox and Fuji Xerox. There is a very significant synergy opportunity over time, and this transaction allows us to go after both revenue growth and cost far beyond what we could do alone.

Turning to capital structure and balance sheet. A preliminary high-level view of the pro forma capital structure of the combined company results in $1.8 billion combined cash and to $8.6 billion total debt on the balance sheet as of December 31, 2017. This includes of the transaction-related cash outflows of $350 million needed to pay down the mandatory pension contribution triggered by the transaction and debt associated with the $2.5 billion special dividend to Xerox shareholders at the closing, which will be funded by bridge financing that has been secured. Following the announcement and before the close, the new Fuji Xerox plans to put in place permanent financing, including an amended revolver. All Fuji Xerox and Xerox debt is expected to be retained in the combined company’s balance sheet post transaction.

As mentioned, the combined company will have a robust cash flow generated capacity, particularly beyond 2020. This will further strengthen the balance sheet and provide more financial flexibility for the combined company for attractive capital deployment, which I will discuss on the next slide.

The new company is expected to have an investment-grade credit profile and is committed to maintaining this over time. And the new Fuji Xerox will uphold the principles that currently underpin Xerox’s disciplined return on investment approach. With an investment-grade credit profile, the combined company will have broad access to capital markets and the financial flexibility to support all its operations. We will remain committed to delivering an attractive capital returns to our shareholders. The new Xerox will maintain that current Xerox $1 annual dividend per share as well as the target return at least 50% of free cash flow to shareholders. Moreover, our increased cash flows will enable us to make M&A growth investments. Having the financial flexibility to seize value-creation opportunities is key to our strategy of returning to revenue growth. Over time, the new company is expected to have greater capital deployment opportunities toward targeted growth initiatives, increased dividend and share repurchases.

With that, I’ll turn it back to Jeff.

Jeffrey Jacobson—CEO

Thank you, Bill. To conclude, today is a significant moment in the next chapter for our company and shareholders as well as the industry. The strong fourth quarter and full year 2017 performance we announced not only show clear progress on our stand-alone, strategic goal, but also provide positive momentum for the future and a solid foundation for the combination with Fuji Xerox. We are energized by the opportunities inherent in taking our Fuji Xerox joint venture to the next level, combining two industry leaders and unlocking significant value while unleashing innovation for future revenue streams. The proposed transaction will create substantial value to Xerox shareholders through a combination of immediate special cash dividend and the opportunity to realize value from the future growth of a significantly stronger combined company. We are excited about the progress we have made at Xerox and the resulting performance improvement. While we work to finalize this transaction, we at Xerox remain committed to continuing our progress and further strengthening the company as we move into 2018.

With that, I will hand it over to Jennifer.

Jennifer Horsley

Thanks, Jeff. Before we get your questions to Jeff and Bill, I would point out that we have posted on our Investor Relations website the full set of our normal earnings slides to provide you with the details around our fourth quarter results. (Operator Instructions) At the end of our Q&A session, I will turn it back to Jeff for a few closing comments. Operator, please open the line for questions now.

Operator

And our first question will come from the line of Shannon Cross with Cross Research.

Shannon Cross—Cross Research LLC

I just want to walk through quickly so people — so I make sure I’m correct on exactly what you’re getting, so effectively, if you’re a Xerox shareholder today, you’re getting $10 a share in the dividend, you’re getting $12 effective benefit from a synergy that you expect to receive in the next few years and then you get 50% share in a company that for fiscal 2000 — I’m sorry, for 2017 generated about $2.6 billion in EBITDA and you expect will maintain an investment-grade balance sheet?

Jeffrey Jacobson—CEO

So Shannon, it’s Jeff. Thank you, and I think you summarized it very well. So again, if the $2.5 billion dividend that we have said is about $9.80 per share, that will be $1.7 billion in total cost reductions. That’s the $1.25 billion in transaction cost synergies, plus the $450 million from Fuji Xerox. If you put a normal industrial multiple of 7 to 8x EBITDA on the $1.25 billion, I think we get to the numbers that you stated. And they get 49.9% of a growing, thriving company that you mentioned. So I think you nailed it pretty well.

Shannon Cross—Cross Research LLC

Okay. I just want to make sure because I’m getting over $50 a share in value, so I just wanted to make sure that was correct. So with that then, can you talk a bit about as we look at the company over the next couple of years, you’ve laid out synergies, but how should — how are you thinking about, first, how the company is going to operate together? What are your first sort of focuses to make sure that the go-to-market remains very consistent and then you can continue to see improvements, for instance, on the equipment sales side of things? And then can you talk a bit about like the goalpost we should look for? So again, we know synergies. But beyond that, are there things that we can look toward to see that this combined company is effectively executing?

Jeffrey Jacobson—CEO

Yes, sure. So Shannon, the most exciting part of this is, as you said, it’s the go-to-market and the innovation aspects. The cost synergies drive tremendous value that you delineated in the question you gave. What I really like about this is when you go through integration, people worry about the integration complexity. What we’re doing now is we get to participate in growing markets. So Xerox participated in about $85 billion market that was declining at about 3%. We now have access through Fuji Xerox to a $36 billion market that’s growing at 2%, with very large shares in China, Asia Pacific and Japan. And the beauty is we don’t have to worry too much about complexity of integration of go-to-markets because the go-to-markets for the most part will take exactly as there. What I get really excited about is when I look at the innovation and getting into the new markets by combining technologies. One of the things in unlocking the value is we tended to have duplicative R&D. And now, we’re going to be able to divide and conquer. We’ll be able to take the 6,500 engineers that this combined company has, that produces about 1,500 patents a year over the last few years and accelerate innovation in the areas of industrial print, which is $100 billion market that is untapped for us today. You know the packaging market very well. That’s the graphic card, data, labels, folding carton. That’s still very much an analog market. That’s not digital.

We can take our print technologies and move them into the area on nonpaper substrate, printing objects, virtual reality, Internet of Things, machine learning, voice activation for multifunction devices. So while the cost synergies will provide the value that you delineated, the future is all about the innovation and the growth and the access to the growing revenues.

Operator

Our next question will come from the line of Kathryn Huberty with Morgan Stanley.

Kathryn Huberty—Morgan Stanley, Research Division

I guess 2 questions. One, do you have a view yet as to whether Xerox’s largest shareholders would be supportive of this deal? And then secondly, you just did a good job walking through some of the innovation and revenue synergy opportunities. How quickly do you expect Xerox to take advantage of some of the IP end markets that Fuji plays in that xerox does not? Is it something you see happening over the next couple of years? Or are those growth opportunities beyond 2020?

Jeffrey Jacobson—CEO

Yes. So let me take the two-part question, Katy. So first, regarding the largest shareholder, we have not spoken. Obviously, this is a transaction that’s been in the works for many months, so we have not spoken on that issue. So we just don’t know and really know what we read at this point. With regard to integration and access, one of the exciting areas, if you were to look at inkjet as an example, right now, we have separate strategies for Fuji Xerox and inkjet, Fuji film on inkjet, Xerox on inkjet. And you definitely know very well Fujifilm has tremendous IP in the areas of inkjet heads, certainly inkjet capabilities as well and we’ll be able to leverage those. When we talk about it and through the conversations we’ve had through this negotiation with Fuji Xerox, but certainly with Mr. Komori and the team at Fujifilm, one of the things was about how do we divide and conquer, how do we take the best technologies of what was all 3 companies and unleash it so that we can apply people who are working on some of the things I talked about like Palo Alto Research Center will there’s augmented reality, Internet of Things, machine learning, and then we have people on our Yokohama facility in Japan working on the other things that we need to. Now we do need to be a little careful because this will be the integration phase. So there are certain things we’re allowed to discuss and work on, and there are certain things we cannot. So for the next few months, we expect to close this transaction sometime in the second half, we can only do a lot of planning. And then hopefully, we’ll hit the ground running upon the close.

Operator

Our next question will come from the line of Ananda Baruah from Loop Capital.

Ananda Baruah—Loop Capital Markets LLC, Research Division

Look, there’s a million questions. I’ll try to keep it short here, so I’ll bundle. So do the synergies include — the cost synergies, do they include what were the existing synergies? Or are the existing synergies incremental? And then I guess why not, if I read this right or heard this right, why not non-GAAP accretive in 2019 if you’re closing in ‘18? And then I’ll try to squeeze a follow-up then.

William Osbourn—CFO

Yes. A couple of things. First of all, regarding the synergies. The $1.7 billion, the $1.25 billion combination synergies and $450 million cost-reduction program at Fuji Xerox, that $1.7 billion is in addition to our ongoing Strategic Transformation program, which we and our regular earnings document that Jeff went through briefly up to $1.7 billion over the 3 years, approximately about $475 million. So those are in addition to the $475 million that we were doing in Strategic Transformation on our own. As far as accretive news in 2019, there are — there’s a benefit of the synergies will be coming through relatively quickly as we’re incurring cost upfront to obtain those. But our analysis is that we will be getting it in 2020.

Jeffrey Jacobson—CEO

Yes. And let me give you a little bit background on that as well. Because if you think about it, one is on the $2.5 billion we’re going to have an interest on the dividend. The equity income, we will no longer get. And then in order to do this deal basically, we’re doubling the amount of shares. So if you think about it from that standpoint. So if you were to look at Xerox today and let’s just use the round figures about $8 billion market cap and we deducted the dividend of $2.5 billion, let’s value Xerox from that standpoint at $5.5 billion. We then double their share count, and that $5.5 billion by doubling the share count (inaudible) 75% of Fuji Xerox and applying the $7.3 billion value. And knowing the company, having worked with them as long as we have, we certainly view the intrinsic value is much more than $7.3 billion. But it’s really the 3 factors we normally get the equity income, we’re doubling their shares and interest on the dividend.

Ananda Baruah—Loop Capital Markets LLC, Research Division

Got it. That’s helpful. And just last one quick. The free cash flow generation, I think you guys mentioned $1.5 billion to start. And then I think there was a remark that it’ll be greater than that, and it would seem that it would have an opportunity much stronger than that. So can you just give us some context around that remark?

William Osbourn—CFO

Yes. Don’t want to give specific guidance out beyond 2020. But looking at the significant cost of $1.4 billion that we’ll be incurring to affect the synergies predominantly in the first 3 years, we don’t expect those to be continuing on. And absent those cost, we would expect even significant free cash flow over and above the $1.5 billion we cited.

Jennifer Horsley

Thanks, Ananda. Operator, next question.

Operator

And our next question will come from the line of Matt Cabral with Goldman Sachs.

Matthew Cabral—Goldman Sachs Group Inc., Research Division

So on the $1.7 billion in savings for the combined company, Jeff, can just talk of the bit more about just how you arrive at that number? And how we should think about the net amount of that dropping through versus what you think you have to reinvest in the business over time?

Jeffrey Jacobson—CEO

Yes. So we’ve actually done a lot of work on that, Matt. And we’ve numerous meetings throughout this negotiation process, and we done a lot of work with both Fuji Xerox and Fujifilm, outside advisers, et cetera, to work through this. So the way I would look at it is, first of all, the total $1.7 billion, and again it will be in excess of what Xerox is already doing as part of our Strategic Transformation program, that $1.7 billion will be by the end of 2022. Of that, $1.7 billion, about $1.2 billion will be by the end of the second year post close, so let’s call it 2020, which will be 70%, and 85% will be by the end of 2021 for the third year. Most of that $1.25 billion will flow right to the bottom line, okay? So the vast majority of the (inaudible) say on the $1.7 billion, somewhere in the neighborhood of about 80% will flow through to the bottom line.

Matthew Cabral—Goldman Sachs Group Inc., Research Division

Got it. And then just a clarification, a follow-up for Bill. So FX was a nice tailwind to revenue in Q4. The revenue guidance you gave was on a constant currency basis. Can you just help us understand how you’re about as thinking of today the FX impact on both revenue and operating margins for 2018?

William Osbourn—CFO

Yes. We have modeled that in, obviously, to our guidance. And we do see it based upon recent rates being a tailwind both from a translation currency perspective in 2018 and from a transaction currency. As far as effect on profits, we’re estimating at least a $50 million tailwind and could be higher based upon recent rates for 2018.

Jennifer Horsley

Thanks, Matt.

Operator

Our next question will come from the line of Jim Suva with Citi.

Jim Suva—Citigroup Inc, Research Division

First, a question about the fundamental Xerox relationship as it is today, just stand-alone; and then second, more about this new relationship. So first of all, this year, and well, in 2017, you launched several new hardware products. Just can you update us on how they’re going? I believe they came out of that are more staggered than what you thought. Are they completely all out the door now? And into your retail distribution bar channel or are they all trained? And when do hit kind of the sweet spot of the most traction for those? And then I’ll ask a follow-up question on the Fuji Xerox after that.

Jeffrey Jacobson—CEO

Yes, thanks, Jim. Now for the most part, the product rolled out just as we thought they would. So as we discussed before during Q2, there were about 44 products that came out. So by the end of the first half, we had all 13 A3 products and 4 A4 products. And then in the third quarter, we had the remainder of the A4 products come out. So if you remember the last earnings call, we said we had some confidence, but we do want to get too far ahead of ourselves. But based upon what we do about September equipment results, we had some confidence. The fact that and I think the evidence is at constant currency, we grew our equipment sales revenue 1.5%, which was the first-time since second quarter 2013 that the company has grown their equipment sale revenue line. So it’s been very well-received. Our channel partners are growing to the tune of about 65 last year. And we’re pleased with the trajectory and where things are moving.

Jim Suva—Citigroup Inc, Research Division

Yes. But my question is, the quarter that you just printed, is that the quarter where basically they’re all channel all your are selling them and distributor selling them that’s kind of the best of a gift? Or that’s kind of the early ramp of it? And in 2018, they really hit with a lot more force than even what we saw in this quarter, Q4?

Jeffrey Jacobson—CEO

Yes, so Q4 was the first impact that you’re seeing. Admittedly, it was coming off of a Q4 2016, if I remember, was down about 10%, a little bit of an easier compare. When we get to Q1, what you’ll see is we were down about 5.7% at constant currency Q1 2017 compares now, we’ll get to some relatively easier compares in Q2 and Q3. Q2 2017, we’re down 14.6% at constant currency. And then Q3, we were down again double digit. So the thing is people ask all the time, is this something we’ll get 4-, 5-quarter benefit out of it? And one of the things we will get the normal 4-, 5-quarter of benefit out of the new products, but the multi-branded expansion strategy, the thing that will prolong this for a while. And the reason I say that is I keep coming back to this $15 billion multi-brand reseller market that we really never participated in. We also have about 1% market share. And as we can continue to grow the number of multibrand resale partner there, every share point is worth about $150 million. I’ll also mention that as a result of the transaction, as we’re going through best practices as with Fuji Xerox, they have a similar, similar issue from the past where they have been focused on multibrand resellers. And that’s an area they’re going to explore, too, which is part of the beauty of bringing this 2 companies together is comparing the best practices. As I mentioned before, their market share in Asia is much higher than our market share. We’re going to adopt their best practices as well.

William Osbourn—CFO

Just a follow on to Jeff’s comments, Jim, we gave full year guidance in the regular earnings materials that we believe is very strong full year guidance. But just, we’ve historically given — we don’t give quarterly guidance, but we sort of give expectations. And just from a revenues perspective at constant currency, we said full year down 2% to 4%. We would expect it is a more challenging compares. As Jeff said, Q4 was — I mean, Q1 last year was a good quarter. We’d expect to be near the lower end of that 2% to 4% on the full year guidance in the first quarter. And as far as our adjusted operating profit margin, our 13% to 14% in the full year is due to seasonality that we expect to be slightly below the low end of that range, but are fully confident and being within the full year range of 13% to 14%. As far as adjusted EPS, historically, we gave guidance for next year of 3.50 to 3.70, 3.60 being the midpoint. And historically, the first quarter is typically 18% to 20% of the total, just give people some guidelines what we’re expecting in Q1.

Jennifer Horsley

Thanks, Jim.

Jim Suva—Citigroup Inc, Research Division

And then my quick follow-up is, are there any governmental approvals or antitrust or just any type of government approvals aside from the shareholder approvals we need to just keep an eye on for this pending transaction?

Jeffrey Jacobson—CEO

Any transaction magnitude mostly go through government regulatory review and then shareholder approval, as you said.

Jim Suva—Citigroup Inc, Research Division

Right. But can you — which ones those are specifically, if you happen to know? Or we can do it follow-up call.

Jeffrey Jacobson—CEO

We do the most notable.

Jennifer Horsley

All right. Thanks, Jim.

Operator

Our next question will come from the line of Paul Coster of JPMorgan.

Paul Coster—JP Morgan Chase & Co, Research Division

Bill, any view on the where the debt will be issued and what kind of debt will be issued to support this? And Jeff, the most substantive question for you really is, is there any risk here of in-product harmonization near term of one or other the regions being disrupted clients kind of not being clear on what the product strategy is and some potential participation, very short term.

William Osbourn—CFO

Thanks, Paul. A couple of things on the debt. As we said in our prepared remarks, we’ll be issuing investment-grade. We’re confident on that. We have bridge financing that is committed. Between now and the close we will be looking to potentially issue public debt associated with the $2.5 billion dividend. But details on that, we are evaluating.

Jeffrey Jacobson—CEO

Yes. And Paul, on the second part of your question, actually, it’s a very fair question and one that most people would think about. In this case, we actually have benefits of bringing 2 together, and the reason is this. Our 2 companies, even though we’re separate, we combine R&D, we combine manufacturing, we do it for each other, so we actually make the same products. So the beauty of it now is now we’ll go to things like the common controller, so we won’t have separate front-end. We’ll have synchronized introduction of new products. So as an example in the past, Fuji Xerox might roll out a product, and we wouldn’t see our territories [to a year] later. We’re going to have opportunities of also synthesizing our supply chain. When I look at the areas, the thing that really excites me because I’ve never run a manufacturing facility, I’ve run companies that have very been very intensive and supply chain and manufacturing, when we look at gross margin percentages, what happens is people always focus on price and that’s very important. But if you go back to the last 3 years of Xerox, our gross profit percentage has been relatively flat at 40% in a market that has price decline. The way we do that is we really get a lot of absorption and swept to the assets in our factories. We will have an even greater ability now to fill our factories in both locations to sweat the assets and get right absorption, which is a really benefit of bringing doubt together. And again, as I mentioned before, the coordination between our R&D centers to unleash innovation, we’ll be able to compete much more effectively on global Managed Print Services deals to increase over win rates, best practicing shares. And then also, we won’t have what I’ll call the sharing of margin between the 2 businesses, which will be able to make us much more competitive on a global basis because we’re not splitting the margin any longer.

Jennifer Horsley

Do you have another question, Paul?

Paul Coster—JP Morgan Chase & Co, Research Division

No, I’m good.

Jennifer Horsley

Operator, I think we have time for one last question.

Operator

Our last question welcome from the line of Steven Milunovich from UBS.

Steven Milunovich—UBS Investment Bank, Research Division

So it looks like there’s an elimination of a lot of current inefficiencies. Are there going to be any issues in terms of integration, particularly in R&D culturally? You’ve got 2 headquarters. What are you thinking about organizationally in terms of dealing with that? It’s been kind of arm’s-length relationship in the past. Now it’s going to have to be much tighter.

Jeffrey Jacobson—CEO

Yes. Steve, actually, so first, I never want to minimize integration because since integration always complex. But again, this is a 56-year partnership So everything we had done over the decade has been joint to R&D, joint manufacturing, joint product development. Our people know each incredibly well, and they’ve been doing this together for a long, long time. So instead of choosing 2 separate companies that have never work together, this is a case where if we introduce a product that came from Fuji Xerox in the past, it was with great involvement from the Xerox people and vice versa. With Xerox introducing the product with great involvement from Fuji Xerox. So from that standpoint, I think it’ll be relatively seamless compared to most integrations.

Steven Milunovich—UBS Investment Bank, Research Division

Okay. And I want to ask about the sales margin, which was down. Is that because you’re moving to A4-type equipment? And where do you expect that to be heading?

William Osbourn—CFO

Yes. Clearly, we have a commitment to a A4, which on the upfront has a lower margin than our A3 and high-end (inaudible)

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the transactions with FUJIFILM Holdings Corporation (“Fujifilm”) described herein (the “Transactions”) and/or the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. In connection with the Transactions and the 2018 Annual Meeting, Xerox plans to file with the Securities and Exchange Commission (“SEC”) and furnish to Xerox’s shareholders one or more proxy statements and other relevant documents. BEFORE MAKING ANY VOTING DECISION, XEROX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND/OR THE COMPANY’S 2018 ANNUAL MEETING AND THE PARTIES RELATED THERETO. Xerox’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Xerox’s shareholders may obtain a free copy of Xerox’s filings with the SEC from Xerox’s website at http://www.xerox.com under the heading “Investor Relations” and then under the heading “SEC Filings.”

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The directors, executive officers and certain other members of management and employees of Xerox may be deemed “participants” in the solicitation of proxies from shareholders of Xerox in favor of the Transactions or in connection with the matters to be considered at the Company’s 2018 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Xerox in connection with the Transactions or the Company’s 2018 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about Xerox’s executive officers and directors in Xerox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Xerox’s and such persons’ other filings with the SEC and in Xerox’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements

This document, and other written or oral statements made from time to time by management contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: our ability to address our business challenges in order to reverse revenue declines, reduce costs and increase productivity so that we can invest in and grow our business; changes in economic and political conditions, trade protection measures, licensing requirements and tax laws in the United States and in the foreign countries in which we do business; changes in foreign currency exchange rates; our ability to successfully develop new products, technologies and service offerings and to protect our intellectual property rights; the risk that multi-year contracts with governmental entities could be terminated prior to the end of the contract term and that civil or criminal penalties and administrative sanctions could be imposed on us if we fail to comply with the terms of such contracts and applicable law; the risk that partners, subcontractors and software vendors will not perform in a timely, quality manner; actions of competitors and our ability to promptly and effectively react to changing technologies and customer expectations; our ability to obtain adequate pricing for our products and services and to maintain and improve cost efficiency of operations, including savings from restructuring actions; the risk that individually identifiable information of customers, clients and employees could be inadvertently disclosed or disclosed as a result of a breach of our security systems; reliance on third parties, including subcontractors, for manufacturing of products and provision of services; our ability to manage changes in the printing environment and expand equipment placements; interest rates, cost of borrowing and access to credit markets; funding requirements associated with our employee pension and retiree health benefit plans; the risk that our operations and products may not comply with applicable worldwide regulatory requirements, particularly environmental regulations and directives and anti-corruption laws; the outcome of litigation and regulatory proceedings to which we may be a party; the risk that we do not realize all of the expected strategic and financial benefits from the separation and spin-off of our Business Process Outsourcing business; the effects on our business resulting from actions of activist shareholders; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and our 2016 Annual Report on Form 10-K, as well as our Current Reports on Form 8-K filed with the SEC. Furthermore, the actual results of the Transactions could vary materially as a result of a number of factors, including, but not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect Xerox’s business and the price of Xerox’s common stock, (ii) the failure to satisfy the conditions to the consummation of the transactions, including the receipt of certain approvals from Xerox’s shareholders and certain governmental and regulatory approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the transactions within the expected time frames or at all, (iv) the transactions may not result in the accretion to Xerox’s earnings or other benefits, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreements, (vi) the effect of the announcement or pendency of the transactions on Xerox’s and/or Fujifilm business relationships, operating results, and business generally, risks related to the proposed transactions disrupting Xerox’s current plans and operations and potential difficulties in Xerox’s employee retention as a result of the transactions, (vii) risks related to diverting management’s attention from Xerox’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against Xerox, its officers or directors related to the transaction agreements or the transactions and (ix) the possibility that competing offers or acquisition proposals for Xerox will be made. Xerox assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Fuji Xerox Co., Ltd. (“Fuji Xerox”) is a joint venture between Xerox Corporation and Fujifilm in which Xerox holds a noncontrolling 25% equity interest and Fujifilm holds the remaining equity interest. In April 2017, Fujifilm formed an independent investigation committee (“IIC”) to primarily conduct a review of the appropriateness of the accounting practices at Fuji Xerox’s New Zealand subsidiary and at other subsidiaries. The IIC completed its review during the second quarter 2017 and identified aggregate adjustments to Fuji Xerox’s financial statements of approximately JPY 40 billion (approximately $360 million) primarily related to misstatements at Fuji Xerox’s New Zealand and Australian subsidiaries. We determined that our share of the total adjustments identified as part of the investigation was approximately $90 million and impacted our fiscal years 2009 through 2017. We concluded that we should revise our previously issued annual and interim consolidated financial statements for 2014, 2015 and 2016 and the first quarter of 2017 the next time they are filed. Our review of this matter has been completed. However, Fujifilm and Fuji Xerox continue to review Fujifilm’s oversight and governance of Fuji Xerox as well as Fuji Xerox’s oversight and governance over its businesses in light of the findings of the IIC. At this time, we can provide no assurances relative to the outcome of any potential governmental investigations or any consequences thereof that may happen as a result of this matter.